                                 SCHEDULE 14A

                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

                          Filed by the Registrant [X]
                Filed by a party other than the Registrant [ ]

                          Check the appropriate box:
                        [ ] Preliminary Proxy Statement
                        [X] Definitive Proxy Statement
                      [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                  [ ] Confidential, for Use of the Commission
                    Only (as permitted by Rule 14a-6(e)(2))



                         CAPITOL CITY BANCSHARES, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)



          ----------------------------------------------------------
   (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)


              Payment of Filing Fee (Check the appropriate box):
                             [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: ____________

________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies: _______________

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________


(4) Proposed maximum aggregate value of transaction: ___________________________


(5) Total fee paid: ____________________________________________________________


     [ ] Fee paid previously with preliminary materials: _______________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid: _______________________________________________

     2.  Form, Schedule or Registration Statement No.: _________________________

     3.  Filing Party: _________________________________________________________

     4.  Date Filed: ___________________________________________________________

                         CAPITOL CITY BANCSHARES, INC.
                             526 Lee Street, S.W.
                          Atlanta, Georgia 30311-0200

                                 June 1, 1999



Dear Shareholder:

         On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on June 22, 1999 in Atlanta, Georgia at the time and place shown in the attached notice. As we do at the meeting every year, in addition to considering the matters described in the proxy statement, we will review our 1998 business results and other matters of interest to our shareholders. The meeting should be interesting and informative.

         We hope that you will attend the meeting in person, but even if you plan to do so, we encourage you to please vote your shares ahead of time by using the enclosed proxy card. This will ensure that your Capitol City Bancshares stock will be represented at the meeting. If you attend the meeting and prefer to vote in person, you may do so. The attached proxy statement explains more about proxy voting. Please read it carefully. Every shareholder's vote is important, whether you own a few shares or many.

         We look forward to your participation in the annual meeting process.

                                          Sincerely,



                                          George G. Andrews
                                          President and Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       OF CAPITOL CITY BANCSHARES, INC.


DATE:             June 22, 1999

TIME:             5:00 p.m.

PLACE:            Main Office, Capitol City Bank & Trust,
                  562 Lee Street, S.W., Atlanta, Georgia 30311


                            MATTERS TO BE VOTED ON:

PROPOSAL I:       Election of eighteen directors



Any other matter that may be properly brought before the meeting.

Only shareholders of record at the close of business on May 15, 1999 are entitled to notice of and to vote at the meeting on any adjournments thereof.

Your vote is important. Please complete, sign, date and return your proxy card promptly in the enclosed envelope.


                                        By Order of the Board of Directors



                                        George G. Andrews
                                        President and Chief Executive Officer

Atlanta, Georgia
June 1, 1999

                         CAPITOL CITY BANCSHARES, INC.
                             562 Lee Street, S.W.
                            Atlanta, Georgia 30311

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 JUNE 22, 1999

         This proxy statement is furnished to the shareholders of Capitol City Bancshares, Inc. in connection with the solicitation of proxies by its Board of Directors to be voted at the 1999 Annual Meeting of Shareholders and at any adjoumments thereof (the "Annual Meeting"). The Annual Meeting will be held on June 22, 1999, at 562 Lee Street, S.W., Atlanta, Georgia, at 5:00 p.m. local time.

         This proxy statement and the accompanying proxy card were mailed or given to shareholders on or about June 1, 1999.

         As used in this proxy statement, the terms Capitol City Bancshares, Company, we, our, and us all refer to Capitol City Bancshares, Inc. and its subsidiaries.

                                    VOTING

GENERAL

         The securities which can be voted at the Annual Meeting consist of Capitol City Bancshares' $6.00 par value common stock ("Capitol City Bancshares Stock"), with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Capitol City Bancshares, Inc. stock who are entitled to notice of and to vote at the Annual Meeting is May 15, 1999. On the record date, 532,088 shares of Capitol City Bancshares stock were outstanding and eligible to be voted.

QUORUM AND VOTE REQUIRED

         The presence, in person or by proxy, of a majority of the outstanding shares of Capitol City Bancshares stock is necessary to constitute a quorum at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against" as well as all abstentions (including votes to withhold authority to vote) will be counted.

         In voting for the proposal to elect eighteen directors (Proposal No.
1), you may vote in favor of all nominees or withhold your votes as to all or as to specific nominees. The vote required to approve Proposal No. 1 is governed by Georgia law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. Votes withheld and broker non-votes will not be counted and will have no effect.

         Our directors and executive officers hold 199,730 shares of Capitol City Bancshares stock, or approximately 37.54% of all outstanding stock, and we believe that all of those shares will be voted in favor of both proposals.

PROXIES

         All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. In voting by proxy with regard to the other proposal, you may vote for or against the proposal or abstain from voting. You should specify your choices on the proxy card. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THE PROXY CARD. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

         All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted by giving written notice to our Secretary, Kaneta R. Lott, 562 Lee Street, S.W., Atlanta, Georgia 30311, by delivering a later dated proxy card, or by voting in person at the Annual Meeting.

         All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Solicitation may take place by mail, telephone, telegram, or personal contact by our directors, officers and regular employees of the Company without additional compensation.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

         Our 1998-1999 Board of Directors consisted of twenty members, nineteen of whom are non-employee directors. The Company's bylaws provide that the Board of Directors shall consist of not less than five nor more than twenty-five persons, with the exact number to be fixed and determined from time to time by resolution of the Board of Directors, or by resolution of the shareholders at any annual or special meeting of shareholders. The Board of Directors has voted that the Board consist of eighteen members for the Company's ensuing fiscal year. The term of office for directors is one year or until the next Annual Meeting and thereafter until their successors are elected and qualified.

         The Board has nominated the following persons for submission to the shareholders for election for a one-year term expiring at the 2000 annual meeting or until their successors are elected and qualified.

         The following table lists the name and ages of all directors, nominee directors and executive officers of the Company, indicates all positions and offices with the Company held by each such person, states the term of office as a director or principal officer and the period during which such person has served, and briefly describes the business experience of each director, nominee director or executive officer. There are no arrangements or understandings between such persons and any other person pursuant to which that person was elected as a director or executive officer.


                                          Year
Name                          Age       Elected    Information About Nominees
----                          ---       -------    --------------------------

George G. Andrews              47        1994      Director; President, Chief
                                                   Executive Officer and Chief
                                                   Financial Officer; formerly
                                                   with Trust Company Bank

Dr. Gloria Campbell D'Hue      51        1994      Director; Physician

J. Al Cochran                  68        1994      Director; General Counsel;
                                                   Attorney-at-Law

Keith K. Evans                 53        1995      Director; Physical Therapist,
                                                   Atlanta Human Performance
                                                   Center

Leon Goodrum                   57        1994      Chairman; Operator,
                                                   McDonald's Restaurant

Agnes H. Harper                53        1995      Director; Retired Agent, New
                                                   York Life Insurance Company

Charles W. Harrison            67        1994      Director; Insurance
                                                   Executive, Harrison Insurance
                                                   Agency

Robert A. Holmes               55        1995     Director; University
                                                  Administrator; Clark Atlanta
                                                  University

Moses M. Jones                 48        1995     Director; Physician

Marian S. Jordan               53        1995     Director; Teacher, Atlanta
                                                  Board of Education and
                                                  Parents' Choice Day Care

Kaneta R. Lott                 48        1994     Director; Secretary; Dentist,
                                                  Childrens Dentistry, P.C.

Donald F. Marshall             61        1994     Director; Dentist

George C. Miller, Jr.          50        1995     Director; President, Spectrum
                                                  Consulting Associates, Inc.

Elvin R. Mitchell, Sr.         85        1995     Director; Contractor; E.R.
                                                  Mitchell Construction Company

Sarah S. Sistrunk              50        1995     Director; Physician, Promina
                                                  Paulding Hospital

Roy W. Sweat                   71        1995     Director; Chiropractor

William Thomas                 54        1995     Director; President, Thomas
                                                  Cleaning Service, Inc.

Cordy T. Vivian                73        1995     Director; President, Basic,
                                                  Inc. (relations)


         Each of the nominees is currently a director of the Company, and has been nominated by the Board to serve an additional term. Former directors, Maurice Jones, Sr. and Thomas J. Locke, III, are not standing for reelection.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO ELECT THE EIGHTEEN NOMINEES NAMED ABOVE.

         Each of the nominees has consented to serve if elected. If any nominee should be unavailable to serve for any reason, the Board may designate a substitute nominee (in which event the persons named as proxies will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or reduce the number of directors.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Information as of December 31, 1998 about each of the Directors and Officers of the Company is set forth in the table beginning on page 3.

         George G. Andrews and Kaneta R. Lott are the only executive officers of Capitol City Bancshares and were previously reported as nominees for election as directors.

         J. Al Cochran serves as a director of Independence State Bank of Powder Springs, Georgia, a company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 or subject to the requirement of Section 15(d) of such Act or any company registered as an investment company under the Investment Company of 1940.

         Other than Mr. Cochran, no other director, executive officer, or nominee for such positions held directorships in any reporting company other than the Company during 1998.

         There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. The Company and the Bank do not separately compensate their directors. The directors are not compensated for attending the monthly board meetings of the Bank and various other committee meetings.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Our Board of Directors conducts regular meetings, generally on a monthly basis and also conducts some of its business through the committees described below. Our Board of Directors met 12 times during the year, and each director attended at least 75% of the meetings of the full Board and of the committees on which he or she serves, except Keith Evans attended 50% of the board meetings. Sarah Sistrunk attended 25% of the board meetings and was on a leave of absence for the balance of the board meetings.

         The Board of Directors has established a number of committees to assist it in the discharge of its duties. The executive committee makes and reviews policies and decisions in connection with personnel, compensation, nominations of directors and strategic matters. It also entertains shareholder nominees for directors.

         The audit committee recommends the engagement of the Bank's independent certified auditors, serves as liaison with those independent auditors on behalf of the Bank, and is responsible for reviewing the audit reports of the Bank's independent auditors.

         The loan committee exercises primary responsibility for the monitoring of the Bank's lending functions and must approve any loan in excess of the lending officer's designated lending limits.

         The assets/liability committee manages the purchase, pricing and timing of the Bank's assets and liabilities.

                              DIRECTOR COMPENSATION

         Directors of the Company received no compensation in 1998.

                                 STOCK OWNERSHIP

Principal Shareholders.

         As of December 31, 1998, William Thomas with 5.24% is the only beneficial owner known to the Company of more than five percent (5%) of its $6.00 par value common stock, the only class of voting securities of the Company.

         The following table sets forth, as of the most recent practicable date the common stock of the Company beneficially owned by all directors, executive officers, nominee directors and significant employees. For purposes of this table, beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

Security Ownership of Certain Beneficial Owners

Name of Beneficial Owner            Number of Shares        Percent of Class
------------------------            ----------------        ----------------

George G. Andrews                        8,000(1)                1.50%

Dr. Gloria Campbell-D'Hue               10,000(2)                1.88%

J. Al Cochran                           10,000                   1.88%

Keith K. Evans                           7,500                   1.41%

Leon Goodrum                            11,500                   2.16%

Agnes H. Harper                         10,175(3)                1.91%

Charles W. Harrison                     10,600(4)                1.99%

Robert A. Holmes                         6,000                   1.13%

Moses M. Jones                          10,200(5)                1.92%

Marian S. Jordan                        10,250(6)                1.93%

Kaneta R. Lott                          12,000(7)                2.26%

Donald F. Marshall                      10,000                   1.88%

George C. Miller, Jr.                    5,000(8)                 .94%

Elvin R. Mitchell, Sr.                  15,400(9)                2.89%

Sarah S. Sistrunk                       10,000(10)               1.88%

Roy W. Sweat                            15,000                   2.82%

William Thomas                          27,905(11)               5.24%

Cordy T. Vivian                         10,200(12)               1.92%


         The Company's common stock beneficially owned by all persons nominated to be directors and executive officers as a group as of March 24, 1998 (18 persons) totaled 199,730 shares, representing 37.54% of the Company's common stock.

         None of the persons listed in the above table have the right to acquire beneficial ownership of any shares of the Company within the next sixty days. There are no outstanding option warrants or other rights to acquire equity securities of the Company.

         The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

(1) Includes 4,000 shares owned by Mr. Andrews and 4,000 shares held jointly with Mr. Andrews' spouse.

(2) Includes 4,250 shares owned by Dr. D'Hue and 5,750 shares owned by her child.

(3) Includes 1,183 shares held by Mrs. Harper, 7,800 shares held jointly with Mrs. Harper's spouse, and 1,192 shares held by Mrs. Harper's spouse.

(4) Includes 10,000 shares owned by Mr. Harrison, 600 shares held by Mr. Harrison's children.

(5) Includes 7,600 shares owned by Mr. Jones and 2,600 shares held by Mr. Jones's children.

(6) Includes 10,000 shares owned by Ms. Jordan and 250 shares held by Ms. Jordan's children.

(7) Includes 8,000 shares held jointly with Dr. Lott's spouse, 2,000 shares held by Dr. Lott's child and 2,000 shares held by Childrens Dentistry Profit Sharing Plan.

(8) Includes 4,500 shares owned by Mr. Miller and 500 shares held by Spectrum Consulting Associates, Inc., an affiliated corporation.

(9) Includes 14,250 shares owned by Dr. Mitchell, 1,000 shares held by Mr. Mitchell's spouse, and 150 shares held by Mr. Mitchell's grandchildren.

(10) Includes 7,500 shares owned by Ms. Sistrunk and 2,500 shares by Ms. Sistrunk's children.

(11) Includes 10,200 shares owned by Mr. Thomas and 17,705 shares held by Thomas Cleaning Service, Inc., an affiliated corporation.

(12) Includes 9,700 shares owned by Mr. Vivian and 500 shares held by Mr. Vivian's spouse.

         The following table sets forth the aggregate annual compensation for the Bank's Chief Executive Officer. No individual earned in excess of $100,000 during 1998.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
                                                              Restricted
                                              Other Annual    Stock                        LTIP     Other
Name and Position    Year     Salary   Bonus  Compensation    Awards      Options/SARS     Payouts  Compensation
-------------------------------------------------------------------------------------------------------------------
George G. Andrews    1998      90,000  7,500     1,800(1)        -----       -----            -----   5,793(2)
CEO, President,      ----------------------------------------------------------------------------------------------
Director             1997      81,900  1,500     1,800(1)        -----       -----            -----    -----
                     ----------------------------------------------------------------------------------------------
                     1996      78,000  -----     -----           -----       -----            -----    -----
-------------------------------------------------------------------------------------------------------------------

         (1) Representing membership dues paid on Mr. Andrews' behalf.

         (2) Company matching contributions to the Company's 401(k) Plan on behalf of Mr. Andrews.

Executive Employment Agreements.


         The Company is not aware of any compensatory plan or arrangement with respect to any individual named in the summary compensation table for the latest fiscal year which will result from the resignation, retirement or other termination of such individual's employment with the Company or from a change in control of the Company or a change in the individual's responsibilities following a change in control.

         No individual during 1998 for whom compensation information is disclosed in the above summary compensation table received any option or stock appreciation rights, exercised any option or stock appreciation rights, had outstanding as of December 31, 1998 any unexercised options or stock appreciation rights, or received any award under a long term incentive plan.

                      OTHER COMPENSATION AND BENEFIT PLANS

         The Company provides a 401(k) plan for qualified employees to defer a portion of their salary with matching contributions from the Company made at the discretion of the Board of Directors.


                          TRANSACTIONS WITH THE COMPANY

         The Company's directors and executive officers, and certain business organizations and individuals associated therewith, have been customers of and have had banking transactions with the Company and are expected to continue such relationships in the future. Pursuant to such transactions, the Bank's directors and executive officers from time to time have borrowed funds from the Bank for various business and personal reasons. Extensions of credit made by the Bank to its directors and executive officers have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than a normal risk of collectibility or present other unfavorable features.

                                LEGAL PROCEEDINGS

         There are no "material" pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which the Company or any of its subsidiaries is a party or of which any of their property is subject. Material proceedings are defined as claims for damages where the amount involved, exclusive of interest and cost, exceeds ten percent of the current assets of the Company and its subsidiaries on a consolidated basis.

         During the previous five years, no director or executive officer was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of any director or executive officer. A "legal proceeding" includes: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive prior to that time; (b) any conviction in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) any order, judgment, or decree of any court of competent jurisdiction, or any Federal or State authority permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of commodities business, securities or banking activities; and (d) any finding by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission of a violation of a federal or state securities or commodities law (such finding having not been reversed, suspended or vacated).

                  COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

         Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC require our executive officers and directors and persons who beneficially own more than ten percent of any class of our equity securities, as well as certain affiliates of such persons to file initial reports of ownership of any equity securities of Capitol City Bancshares, Inc. and subsequent reports of changes in ownership of such securities with the SEC. Such persons also are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) during 1998 and Form 5 and amendments thereto furnished to the Company during 1998, no person who, at any time during 1998, was a director, officer or beneficial owner of more than 10% of any class of equity securities of the Company failed to file on a timely basis any reports required by Section 16(a) during the 1998 fiscal year or previously.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Mauldin & Jenkins, LLC, Albany, Georgia, has served as our independent accountants each year since 1994, and we consider them to be well qualified. Our Board of Directors has selected Mauldin & Jenkins, LLC to serve as our independent accountants for the fiscal year ending December 31, 1999. Representatives of that firm will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will be available to answer your questions at that time.

                     SHAREHOLDER PROPOSALS FOR 2000 MEETING

         Shareholder proposals that are intended to be presented at our 2000 Meeting of Shareholders must be received by us no later than February 1, 2000, in order to be included in our proxy statement and related proxy materials for that meeting. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

         Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in Capitol City Bancshares' best interest.

                                 ANNUAL REPORTS

         Upon receipt of a written request, we will furnish, without charge, any owner of common stock of the company a copy of its annual report to the Securities and Exchange Commission on Form 10-K (the "10-K") for the fiscal year ended December 31, 1998, including financial statements and the schedules thereto. Copies of exhibits to the 10-K are also available upon specific request and payment of a reasonable charge for reproduction. Such requests should be directed to the Secretary of the Company at the address indicated on the front of the proxy statement.

                          CAPITOL CITY BANCSHARES, INC.
                              562 Lee Street, S.W.
                             Atlanta, Georgia 30311

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement and does hereby appoint George G. Andrews and Leon Goodrum and each of them, with full powers of substitution, as proxies of the undersigned, to represent the undersigned and to vote all shares of CAPITOL CITY BANCSHARES, INC. common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Capitol City Bancshares, Inc. to be held June 22, 1999, at 5:00 p.m. local time, at 562 Lee Street, S.W., Atlanta, Georgia, and at any adjournment or postponement thereof, with all the powers (other than the power to revoke the proxy or vote in a manner not authorized by the exceeded form of proxy) which the undersigned would have if personally present at such meeting, to act in their discretion upon any other matter or matters which may properly be brought before the meeting, and to appear and vote all the share of common stock which the undersigned may be entitled to vote.

PROPOSAL I:   To elect the eighteen nominees listed below to serve as directors for the following year:

_____FOR all nominees listed below           _____WITHHOLD AUTHORITY to vote for
(except as marked to the contrary            all nominees listed below.
below),

         George G. Andrews                   Marian S. Jordan
         Dr. Gloria Campbell-D'Hue           Kaneta R. Lott
         J. Al Cochran                       Donald F. Marshall
         Keith E. Evans                      George C. Miller, Jr.
         Leon Goodrum                        Elvin Mitchell, Sr.
         Agnes H. Harper                     Sarah S. Sistrunk
         Charles W. Harrison                 Roy W. Sweat
         Robert A. Holmes                    William Thomas
         Moses M. Jones                      Cordy T. Vivian

INSTRUCTIONS:  To withhold your vote for any individual nominee, strike a line through the nominee*s name in the list above.

                           (Continued on Reverse Side)

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR ALL NOMINEES
                                                               ---
LISTED ABOVE.

The Board of Directors recommends a vote FOR the election of the above nominees to the Board of Directors.

If other matters properly come before the meeting, the persons named herein as proxy shall have the discretionary authority to vote with respect to such matters after considering the recommendations of management.

Please sign below, date and return promptly in the enclosed, self-addressed stamped envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by an authorized officer.

DATE:  ________________________, 1999

INDIVIDUALS:                                ENTITIES:  (Please Print)

------------------------------              ----------------------------------
Name (Please print)                         By:

------------------------------              ----------------------------------
Signature                                   Signature

------------------------------              ----------------------------------
Name of Joint Tenant or Tenant-             Position
In-Common if any (Please Print)

------------------------------              ----------------------------------
Signature of Joint Tenant or
Tenant-In-Common, if any